DEED OF RESTRUCTURING

AMONGST

EVVO LABS PTE. LTD.

AND

EVVOLUTIONS LEADTECH INC

AND

THE PERSONS NAMED HEREIN AS VENDORS

DATED THE *8th* DAY OF DECEMBER 2025

Asia

TABLE OF CONTENTS

CLAUSE **PAGE**

DEED OF RESTRUCTURING

THIS DEED is made on the ***8th*** day of December 2025.

AMONGST:

(1) **EVVO LABS PTE. LTD.** (Company Registration No. 201118918G), a company incorporated in Singapore and having its registered office at 28 Genting Lane, #05-07, Platinum 28, Singapore 349585 (the "**Company**");

(2) **EVVOLUTIONS LEADTECH INC** (Company Registration No. 422191), a company incorporated in the Cayman Islands and having its registered office at Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands (the "**Purchaser**"); and

(3) **THE PERSONS WHOSE NAMES ARE SET OUT IN SCHEDULE 1** (together, the "**Vendors**", and each, a "**Vendor**"),

(collectively the "**Parties**" and each a "**Party**").

WHEREAS:

(A) The Vendors are the legal and beneficial owners, free from all Encumbrances (as defined below), of the number of ordinary shares in the share capital of the Company (each a "**Sale Share**") as set out against their respective names in **Schedule 1**.

(B) The Purchaser is an exempted company limited by shares incorporated in the Cayman Islands. As at the date of this Agreement, WYL, a Vendor, holds 100% of the shareholding interest in the Purchaser. The Company is a private company limited by shares incorporated in Singapore.

(C) The Parties are desirous of undertaking the corporate restructuring set out in **Clauses 2**, **Error! Reference source not found.** and **0** ("**Restructuring**") as contemplated in this Deed.

NOW THIS DEED WITNESSETH as follows:

1. INTERPRETATION

1.1 Definitions

In this Deed, unless the context otherwise requires:

"**ACRA**" means the Accounting and Corporate Regulatory Authority of Singapore;

"**Business Day**" means a day (excluding Saturdays, Sundays and public holidays) on which commercial banks are generally open in Singapore for the transaction of normal banking business;

"**Class A Shares**" means the ordinary shares with a par value of US$0.0001 each in the capital of the Purchaser with one (1) vote per share in respect of matters requiring the votes of shareholders;

"**Class A Consideration Shares**" means the 29,910,539 Class A Shares to be allotted issued to the Vendors, credited as fully paid up;

"**Class B Shares**" means the ordinary shares with a par value of US$0.0001 each in the capital of the Purchaser with 20 votes per share in respect of matters requiring the votes of shareholders;

"**Class B Consideration Shares**" means the 2,589,460 Class B Shares to be allotted and issued to WYL, who is a Vendor, credited as fully paid up;

"**Companies Act**" means the Companies Act 1967 of Singapore;

"**Completion**" means completion of the sale and purchase of the Sale Shares, and the allotment and issue of the Consideration Shares pursuant to **Clause 4**;

"**Completion Date**" means such date to be mutually agreed amongst the Parties;

"**Consideration**" has the meaning ascribed to it in **Clause 2.2**;

"**Consideration Shares**" means the Class A Consideration Shares and the Class B Consideration Shares;

"**Deed**" means this Deed as it may be amended, modified or supplemented from time to time by the Parties in writing;

"**Encumbrance**" means any form of legal, equitable or security interests, including but not limited to any mortgage, charge (whether fixed or floating), pledge, lien (including, without limitation any unpaid vendor's lien or similar lien), assignment of rights and receivables, debenture, right of first refusal, option, hypothecation, title retention or conditional sale agreement, lease, hire or hire purchase agreement, restriction as to transfer, use or possession, easement, subordination to any right of any other person, and any other encumbrance or security interest whatsoever;

"**Evergreen Technology**" means Evergreen Technology & Consultancy Pte. Ltd., a company incorporated in Singapore and having its registered office at 11 North Buona Drive, #08-09, The Metropolis, Singapore 138589;

"**iCapital**" means iCapital Holdings (SG) Pte. Ltd., a company incorporated in Singapore and having its registered office at 9 Temasek Boulevard, #38-02b, Suntec Tower Two, Singapore 038989;

"**ICHAM**" means ICHAM Master Fund VCC (Company Registration No. T20VC0034C, a variable capital company incorporated in Singapore and having its registered office at 9 Temasek Boulevard, #38-02, Suntec Tower Two, Singapore 038989;

"**Orangekloud**" means Orangekloud Investments Pte. Ltd., a company incorporated in Singapore and having its registered office at 70 Bendemeer Road, #04-04, Luzerne, Singapore 339940;

"**Sale Shares**" means 668,309 ordinary shares in the share capital of the Company, being the entire issued share capital of the Company;

"**SIAC**" has the meaning ascribed to it in **Clause 6.11(b)**;

"**S$**" means the lawful currency of Singapore;

"**US$**" means the lawful currency of the United States of America; and

"**WYL**" means Wong Yee Leong (Singapore Identification No.: S1650086J) and whose residential address is at 52 Lorong K Telok Kurau, #01-06, Nature Mansions, Singapore 425780.

1.2 **Miscellaneous**

The headings in this Deed are inserted for convenience only and shall be ignored in construing this Deed. Unless the context otherwise requires, words (including words defined in this Deed) denoting the singular number only shall include the plural and *vice versa*, and words importing a gender shall include every gender. The expression "**person**" includes an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership and a trust. References to "**Clauses**" and "**Schedules**" are, respectively, to the clauses and recitals of, and schedules to, this Deed.

All obligations of the Vendors are undertaken severally in respect of that Vendor's Sale Shares only, and not jointly; and should be construed accordingly.

1.3 **Third Party Rights**

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 2001 of Singapore to enforce any term of this Deed.

2. **RESTRUCTURING**

2.1 Each Vendor agrees, as legal and beneficial owner, to sell the number of Sale Shares set out against its / his name in **Schedule 1**, and the Purchaser, relying on the representations, warranties and undertakings of the Vendors contained in this Deed, agrees to purchase the Sale Shares, on the terms and subject to the conditions of this Deed, free from all claims and Encumbrances and with all rights, benefits and entitlements now or hereafter attaching to the Sale Shares.

2.2 The aggregate consideration for the purchase of the Sale Shares shall be S$401,330 (the "**Consideration**"), and shall be payable to each of the Vendors in the amounts set out against its / his name in **Schedule 1**.

2.3 Each of the Vendors agrees that the Consideration shall be fully satisfied by the Purchaser on the Completion by the allotment and issue of the Consideration Shares to the Vendors in accordance with Clause 3 below. The Vendors and the Purchaser agree that such allotment and issue of the Consideration Shares to the Vendors shall constitute a full and final discharge of the Purchaser's obligation to pay the Consideration on the Completion.

3. **ISSUANCE OF CONSIDERATION SHARES**

3.1 The Vendors agree to subscribe for, and the Purchaser agrees to allot and issue, the Consideration Shares in such proportion as set out against its / his name in Schedule 2.

3.2 The Consideration Shares shall be issued free from any and all Encumbrances whatsoever, and the Class B Consideration Shares shall rank in all respects *pari passu* with the existing Class B Shares of the Purchaser as at the date of this Deed.

3.3 The completion of the sale and purchase of the Sale Shares shall take place on the Completion Date.

4. **COMPLETION**

The Completion between the Parties shall take place on the Completion Date, on or before which:

(a) the Company shall deliver or make available to the Purchaser:

(i) the duly completed Working Sheet D (and/or such other documents as may be prescribed by the Inland Revenue Authority of Singapore), certifying the net asset value per Sale Share; and

(ii) a copy of the resolutions of the board of directors of the Company approving (i) the execution, delivery and performance by the Company of this Deed; (ii) the transfer of the Sale Shares from the Vendors to the Purchaser; (iii) authorising the cancellation of the share certificates in respect of the Sale Shares which are registered in the name each Vendor and the issue of the new share certificate(s) in respect of the Sale Shares in favour of the Purchaser; and (iv) approving the lodgement of the notice of transfer of the Sale Shares with ACRA, in order for the transfer of the Sale Shares to be updated in the electronic register of members of the Company;

(b) each Vendor shall deliver or make available to the Purchaser:

(i) a duly executed share transfer form specifying the Purchaser as the transferee of the Sale Shares together with the original share certificate(s) in respect of the relevant number of Sale Shares;

(ii) (in respect of ICHAM, iCapital, Orangekloud and Evergreen Technology only) a copy of the resolutions of the board of directors of the relevant Vendor approving (i) the execution, delivery and performance by the relevant Vendor of this Deed; and (ii) the sale and transfer of the number of Sale Shares set out against its name in **Schedule 1** to the Purchaser;

(c) against compliance by each Vendor with **Clause 4(a)**, the Purchaser shall:

(i) allot and issue the Consideration Shares in the following manner:

(A) the Class A Consideration Shares to the Vendors in such proportion as set out against its / his name in Part A of **Schedule 2;** and

(B) the Class B Consideration Shares to WYL (who is a Vendor) as stated Part B of **Schedule 2**; and

(ii) deliver to the Vendors:

(A) a copy of the resolutions of the board of directors of the Purchaser approving:

(1) the allotment and issue of the Consideration Shares in favour of the Vendors in such proportion as set out against its / his name in **Schedule 2**;

(2) the updating of the register of members of the Purchaser by the registered office provider to reflect the allotment and issue of the Consideration Shares; and

(3) the execution, delivery and performance by the Purchaser of this Deed.

5. WARRANTIES

5.1 Each Party represents and warrants to, and for the benefit of, the other Parties as follows:

(a) it / he has full power and authority to enter into, exercise its / his rights and perform and comply with its / his obligations under this Deed;

(b) its / his obligations hereunder shall be legally valid, binding and enforceable on and against it / him in accordance with the terms hereof;

(c) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order:-

(i) to enable it / him lawfully to enter into, exercise its / his rights and perform and comply with its or his obligations under this Deed; and

(ii) to ensure that those obligations are legally binding and enforceable,

have been taken, fulfilled and done;

(d) its / his entry into, exercise of its / his rights and/or performance of or compliance with its / his obligations under this Deed do not and will not violate or exceed any power or restriction granted or imposed by (i) any law, regulation, authorisation, directive or order (whether or not having the force of law) to which it / he is subject; (ii) (in the case of the Company, the Purchaser, ICHAM, iCapital, Orangekloud and Evergreen Technology only) its constitutive documents; or (iii) any agreement or arrangement to which it / he is a party or which is binding on it / him or its / his assets;

(e) no litigation, arbitration or administrative proceeding is currently pending or so far as it / he is aware, threatened to restrain its / his entry into, exercise of its / his rights under or performance or enforcement of or compliance with its / his obligations under this Deed;

(f) no resolution has been passed or order made against it / him for liquidation or bankruptcy (as the case may be) or for the appointment of a receiver, trustee or similar officer of it / his assets;

(g) (in the case of the Vendors only) it / he is the legal and beneficial owner of his portion of the Sale Shares as set out in **Schedule 1** free from all Encumbrances and it / he shall on Completion transfer the relevant Sale Shares to the Purchaser free from all Encumbrances; and

(h) (in the case of the Purchaser only) the Consideration Shares shall, on allotment and issue, be validly issued and fully paid, free from all Encumbrances and the Class B Consideration Shares shall rank *pari passu* with other existing Class B Shares of the Purchaser as at the date of this Deed.

5.2 **No Warranty**

Each Party hereby acknowledges, agrees and confirms that save for the representations and

warranties made by the other Parties contained in **Clause 5.1**, the other Parties make no other representations and warranties.

5.3 Each of the warranties set out in **Clause 5.1** shall be construed as a separate warranty and (save as expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other warranty or other term of this Deed.

5.4 The warranties and undertakings given hereunder or pursuant hereto shall not in any respect be extinguished or affected by Completion.

6. MISCELLANEOUS

6.1 Entire Deed

This Deed embodies all the terms and conditions agreed upon between the Parties as to the subject matter of this Deed and supersedes and cancels in all respects all previous agreements and undertakings, if any, between the Parties with respect to the subject matter hereof, whether such be written or oral.

6.2 Indulgence, Waiver Etc.

No failure on the part of any Party to exercise and no delay on the part of any Party in exercising any right hereunder will operate as a release or waiver thereof, nor will any single or partial exercise of any right under this Deed preclude any other or further exercise of it or any other right or remedy.

6.3 Continuing Effects of this Deed

(a) The provisions of this Deed which have not been fully performed at Completion, shall remain in full force and effect notwithstanding Completion.

(b) This Clause shall remain binding on the Parties notwithstanding Completion and/or any rescission or termination of this Deed by any Party and any rights or obligations of the Parties in respect of any breach of this Deed accruing prior to, on or as a result of such termination or rescission shall continue to subsist notwithstanding such termination or rescission.

6.4 Successors and Assigns

Save as expressly provided herein, none of the rights and obligations of the Parties contained in this Deed may be assigned or transferred without the prior written consent of all Parties. This Deed shall be binding on and shall enure for the benefit of each Party's successors and permitted assigns. Any reference in this Deed to any Party shall be construed accordingly.

6.5 Time of Essence

Any time, date or period mentioned in any provision of this Deed may be extended by all Parties but as regards any time, date or period originally fixed or any time, date or period so extended as aforesaid, time shall be of the essence.

6.6 Further Assurance

Each of the Vendors shall at its / his own cost do or procure the doing of all such acts and things, and execute and procure the execution of all such documents, as the Purchaser and/or the Company may from time to time reasonably require, whether on or after Completion, for the

purpose of giving full effect to this Deed and securing to the Purchaser and/or the Company the full benefit of all of the rights, powers and remedies conferred upon the Purchaser and/or the Company in this Deed.

6.7 **Costs and Expenses**

Each Party shall bear their own legal, professional and other costs and expenses incurred in connection with the negotiation, preparation or completion of this Deed and the transactions contemplated thereby. For the avoidance of doubt, the Purchaser shall be liable for the stamp duties payable to the Stamp Duty Branch of the Inland Revenue Authority of Singapore in connection with the transfer by each Vendor to the Purchaser of the Sale Shares.

6.8 **Severability of Provisions**

If any provision of this Deed is held to be illegal, invalid or unenforceable in whole or in part in any jurisdiction, this Deed shall, as to such jurisdiction, continue to be valid as to its other provisions and the remainder of the affected provision, and the legality, validity and enforceability of such provision in any other jurisdiction shall be unaffected.

6.9 **Communications**

(a) **Notices to be in Writing**

All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered by hand, by courier or prepaid registered post with recorded delivery, or by facsimile transmission addressed to the intended recipient thereof at its address or at its facsimile number, and marked for the attention of such person (if any), designated by it to the other Party for the purposes of this Deed or to such other address or facsimile number, and marked for the attention of such person, as a Party may from time to time duly notify the other in writing.

(b) **Contact Addresses and Numbers**

The initial addresses and email addresses of the Company and the Vendor for the purpose of this Deed are specified below, and the initial addresses and email addresses of the Vendors are as set out against their respective names in **Schedule 1**:

<u>Company</u>

Address	:	28 Genting Lane #05-07 Platinum 28 Singapore 349585
Attention	:	Wong Yee Leong
Email Address	:	ryan@evvolabs.com

<u>Purchaser</u>

Address	:	Harneys Fiduciary (Cayman) Limited 4th Floor, Harbour Place 103 South Church Street P.O. Box 10240 Grand Cayman KY1-1002 Cayman Islands
Attention	:	Wong Yee Leong
Email Address	:	ryan@evvolabs.com

(c) **Deemed Delivery Date**

Any such notice, demand or communication shall be deemed to have been duly served:

(i) in the case of delivery by hand or by courier, when delivered;

(ii) in the case of email delivery, at the time of transmission if transmitted error-free; and

(iii) in the case of post, on the second Business Day after the date of posting (if sent by local mail) and on the seventh Business Day after the date of posting (if sent by air mail),

provided that in each case where delivery by hand, by courier or by fax occurs on a day which is not a Business Day or after 6.00 p.m. on a Business Day, service shall be deemed to occur at 9.00 a.m. on the next following Business Day and in proving service, it shall be sufficient to show that personal delivery was made or that the envelope containing such notice was properly addressed, and duly stamped and posted or that the facsimile transmission was properly addressed and despatched.

6.10 **Counterparts**

This Deed may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any Party may enter into this Deed by signing any such counterpart and such counterpart may be signed by facsimile or electronic transmission. Each Party agrees to be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signature of the other Parties.

6.11 **Governing Law and Arbitration**

(a) This Deed and any non-contractual obligations arising out of or in connection with this Deed shall be governed by, and construed in accordance with, the laws of Singapore.

(b) Each Party agrees that any dispute arising out of or in connection with this Deed or any document or transaction in connection with this Deed (including any dispute or claim relating to any non-contractual obligations arising out of or in connection with this Deed) shall be referred to and finally resolved by arbitration in Singapore to the exclusion of the ordinary courts, in accordance with the Arbitration Rules of the Singapore International Arbitration Centre ("**SIAC**") for the time being in force which rules are deemed to be incorporated by reference in this Clause. The place of arbitration shall be in Singapore and the language of the arbitration shall be English. The arbitration tribunal shall consist of one arbitrator to be appointed by the President of the Court of Arbitration for the time being of the SIAC. The arbitral award made and granted by the arbitrators shall be final, binding and incontestable, may be enforced by the Parties against the assets of the other Party wherever those assets are located or may be found and may be used as a basis for judgement thereon in Singapore or elsewhere.

Schedule 1

Sale Shares and Consideration

S/N	Vendor	Contact details	Number of Sale Shares	Amount of Consideration (S$)
1.	Wong Yee Leong	[redacted]	353,837	212,487
2.	Wong Yee Leong	[redacted]	29,411	17,662
3.	ICHAM Master Fund VCC	[redacted]	75,490	45,333
4.	iCapital Holdings (SG) Pte. Ltd.	[redacted]	30,074	18,060
5.	Chong Boon Loong (Zhong Wenlong)	[redacted]	23,329	14,009
6.	Foo Jong Han Rey	[redacted]	23,329	14,009

S/N	Vendor	Contact details	Number of Sale Shares	Amount of Consideration (S$)
7.	Lau Leng Fong (Lai Lingfeng)	[redacted]	23,329	14,009
8.	Tang Chiang Sin	[redacted]	23,329	14,009
9.	Wong Mike	[redacted]	23,329	14,009
10.	Orangekloud Investments Pte. Ltd.	[redacted]	20,588	12,363
11.	Evergreen Technology & Consultancy Pte. Ltd.	[redacted]	15,157	9,102
12.	Adam T Pasholk	[redacted]	8,578	5,151
13.	Chia Wei Ling	[redacted]	7,206	4,327
14.	Huang Diwei	[redacted]	6,176	3,709

S/N	Vendor	Contact details	Number of Sale Shares	Amount of Consideration (S$)
15.	How Yee Sin, Wendy (Tao Yixin, Wendy)	[redacted]	5,147	3,091

Schedule 2

Consideration Shares

Part A – Class A Consideration Shares

	Vendor	Amount of Class A Consideration Shares
1.	WYL	16,047,969
2.	ICHAM	3,671,094
3.	iCapital	1,462,500
4.	Chong Boon Loong (Zhong Wenlong)	1,134,494
5.	Foo Jong Han Rey	1,134,494
6.	Lau Leng Fong (Lai Lingfeng)	1,134,494
7.	Tang Chiang Sin	1,134,494
8.	Wong Mike	1,134,494
9.	Orangekloud	1,001,199
10.	Evergreen Technology	737,088
11.	Adam T Pasholk	417,150
12.	Chia Wei Ling	350,429
13.	Huang Diwei	300,340
14.	How Yee Sin, Wendy (Tao Yixin, Wendy)	250,300

Part B – Class B Consideration Shares

	Vendor	Amount of Class B Consideration Shares
1.	WYL	2,589,460

IN WITNESS WHEREOF this Deed has been executed as a deed into on the date stated at the beginning.

Company

Executed and **Delivered** as a Deed by	)	
Name: Wong Yee Leong	)	
	)	Director
Name: Wong Yee Leong	)	
for and on behalf of	)	
EVVO LABS PTE. LTD.	)	Director / Secretary

Purchaser

Executed and **Delivered** as a Deed by	)
Name: Wong Yee Leong	)
	)
for and on behalf of	)
EVVOLUTIONS LEADTECH INC	)
	) Director

Vendor

Signed, Sealed and **Delivered** as a Deed by)
WONG YEE LEONG)
In the presence of)

____
Signature of Witness
Name of Witness: **Audrey Teo**

Vendor

Executed and **Delivered** as a Deed by Name: Leong Wei Hao	)	
	)	Director
Name: Teo Kian Huat for and on behalf of **ICAPITAL HOLDINGS (SG) PTE. LTD.**	)	Director / Secretary

Vendor

Signed, Sealed and **Delivered** as a Deed by)
CHONG BOON LOONG (ZHONG WENLONG))
In the presence of)

Signature of Witness Tan Geok Chiu
Name of Witness: 970 Geylang Rd, #01-03 Tristar Complex
Singapore 423492

Vendor

Signed, Sealed and **Delivered** as a Deed by)
FOO JONG HAN REY)
In the presence of)

Signature of Witness
Name of Witness: Tan Mui Chin Susan
S0123342D

Vendor

Signed, Sealed and **Delivered** as a Deed by)
LAU LENG FONG (LAI LINGFENG))
In the presence of)

____
Signature of Witness
Name of Witness: Rena Thia

Vendor

Signed, Sealed and **Delivered** as a Deed by)
TANG CHIANG SIN)
In the presence of)

Signature of Witness
Name of Witness: Ngai Kit Wai

Vendor

Signed, Sealed and **Delivered** as a Deed by
WONG MIKE
In the presence of

Signature of Witness
Name of Witness: Hikari Shibusawa

Vendor

Executed and **Delivered** as a Deed by	)	
Name: LIN HuaXi	)	______________________
	)	Director
Name: SOH Teck Leong	)	
for and on behalf of	)	______________________
EVERGREEN TECHNOLOGY & CONSULTANCY PTE. LTD.	)	Director / Secretary

Vendor

Signed, Sealed and **Delivered** as a Deed by)
ADAM T PASHOLK) Adam Pasholk
In the presence of)

____
Signature of Witness
Name of Witness: Peng Chee Yong

Vendor

Signed, Sealed and **Delivered** as a Deed by)
CHIA WEI LING)
In the presence of)

____
Signature of Witness
Name of Witness:
How Yee Sin Wendy

Vendor

Signed, Sealed and **Delivered** as a Deed by)
HUANG DIWEI)
In the presence of)

____
Signature of Witness
Name of Witness: How Yee Sin Wendy

Vendor

Signed, Sealed and **Delivered** as a Deed by)
HOW YEE SIN, WENDY (TAO YIXIN, WENDY))
In the presence of)

Signature of Witness
Name of Witness: Khow Wei Jing

Vendor

Executed and **Delivered** as a Deed by	)	
Name:GOH KIAN HWA	)	
	)	Director
Name: LAU KUN JIE	)	
for and on behalf of	)	
ORANGEKLOUD INVESTMENTS PTE. LTD.	)	~~Director~~ / Secretary

Vendor

Executed and **Delivered** as a Deed by)
Name: Archan Chamapun)
Ng Koon Yu)
Designation: Director)
for and on behalf of)
ICHAM Master Fund VCC)
FOR THE ACCOUNT OF [•]*

Signature

*The assets and liabilities of [•] have been segregated in accordance with Section 29 of the Variable Companies Act 2018 of Singapore.